UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2016 (January 26, 2016)

Lifetime Brands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective January 26, 2016, the Board of Directors (the “Board”) of Lifetime Brands, Inc., a Delaware corporation (the “Company”), approved an amended and restated form of director’s and officer’s indemnification agreement (the “D&O Indemnification Agreement”) to supersede the previous form of director’s and officer’s indemnification agreement. In many instances, the revisions to the amended and restated form of D&O Indemnification Agreement are to conform the Company’s prior form of indemnification agreement to the indemnification provisions of the Company’s bylaws, which were amended and restated, effective as of January 26, 2016 (as amended and restated, the “Bylaws”) and to the provisions contained in Section 145 of the Delaware General Corporation Law, as amended (the “DGCL”), including, but not limited to, those discussed below in Item 5.03. The foregoing description of the amended and restated form of D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended and restated form of D&O Indemnification Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein in this Item 1.01 in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the Company’s amended and restated form of D&O Indemnification Agreement is incorporated by reference in this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On January 26, 2016, the Board approved amendments to amend and restate the Company’s Bylaws, effective as of January 26, 2016. The Bylaws were last amended on June 10, 2014. Among other things, the amendments to the Bylaws:

•	Amend the provisions related to the advance notice of stockholder proposals required to be provided by stockholders seeking to propose business for consideration at a stockholders’ meeting, including, but not limited to, revisions to:

•	Further specify the information required to be provided by proposing stockholders, including any associated and/or affiliated persons, including persons acting in concert therewith, persons who are members of any Schedule 13D group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with such proposing stockholders in connection with the proposed business and persons who are participants in any solicitation of proxies by such proposing stockholders in respect of the proposed business, in their advance notice of stockholder proposals, including, but not limited to, the following information regarding such persons:

•	their ownership, direct and indirect, in the Company’s securities, including any shares, owned beneficially (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) and/or held of record by such persons (including any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership, whether such right is exercisable immediately or only after the passage of time),

•

any derivative interests that are directly or indirectly, held or maintained by such persons with respect to any shares of any class or series of shares of the Company’s securities (including any short position or any borrowing or lending of shares of stock) that has been made by or on behalf of such persons, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk of stock price changes for, any such persons or any of their “affiliates” or “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) or to increase or decrease the voting power or pecuniary or economic interest of such persons or any of their affiliates or associates with respect to stock of the Company, including any security or instrument that would not otherwise constitute a “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence,

•	any relationships between such persons and the Company or any director, officer, affiliate or associate of the Company, including any direct or indirect interest in any agreements, arrangements and understandings, written or oral,

•	any pending, or to the knowledge of any such persons threatened legal proceeding in which any proposing stockholder is a party or participant involving the Company or any officer, director, affiliate or associate of the Company,

•	all agreements, arrangements and understandings, written or oral (a) between or among any such persons or (b) between or among any such persons and any other person or entity (including their names) in connection with the proposal of business by a stockholder, including without limitation, any agreements that would be required to be disclosed by any such person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such person or other person or entity), and

•	all other information relating to such persons that would be required to be disclosed in a proxy statement or other filing required to be made by such persons in connection with the solicitation of proxies by such persons in support of the business proposed to be brought before the stockholders’ meeting pursuant to Section 14(a) and Regulation 14A under the Exchange Act.

•	Specify that in the event that the date of the annual meeting of stockholders is more than thirty (30) calendar days before or more than sixty (60) calendar days after the one-year anniversary date of the immediately preceding year’s annual meeting of stockholders, or if the Company did not hold an annual meeting (or a special meeting in lieu thereof) in the preceding fiscal year, notice by the stockholder of a stockholder proposal to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to the scheduled date of such stockholders’ meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such stockholders’ meeting was first made;

•	Further specify the information required to be provided about the business proposed to be brought before a stockholders’ meeting, including, but not limited to, the reasons for conducting such business at the meeting, why the taking of the action or actions proposed to be taken would be in the best interests of the Company and its stockholders and any benefit anticipated to accrue to the proposing stockholder or any associated persons if the business proposed is brought before the meeting;

•	Revise the definition of “proposing persons” to include, in addition to the proposing stockholder providing the advance notice of stockholder proposal, the beneficial owner, if different, and affiliates and associates of such beneficial owner, persons acting in concert therewith, persons who are members of any Schedule 13D group with such proposing stockholders in connection with such proposed business and persons who are participants in any solicitation of proxies by such proposing stockholders in respect of such proposed business;

•	Include a definition of persons deemed to be “acting in concert”;

•	Clarify the requirement for the proposing stockholder to, from time to time, update and supplement the information provided by such stockholder in its advance notice of stockholder proposals and to include a provision that allows the Company, the Board or any duly authorized committee thereof to request the proposing stockholder to provide written verification of the information submitted by the stockholder;

•	Specify the agreements, arrangements and understandings, written and oral, (a) between or among any proposing stockholders or (b) between or among any proposing stockholders and any other person or entity (including their names) in connection with the proposal of such business by a stockholder, that are required to be disclosed in a stockholder’s advance notice of business to be brought before a stockholders’ meeting;

•	Require that the advance notice of stockholder proposals include a representation as to whether the proposing stockholder or any associated persons intend to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock entitled to vote and required to approve the proposed business described in the advance notice and, if so, identifying such person;

•	Specify that notwithstanding any notice of the annual meeting sent to stockholders on behalf of the Company, a stockholder must provide its own notice of a stockholder proposal to the Secretary of the Company which complies with the Bylaws;

•	Clarify certain procedural matters relating to the proposal of business by a stockholder including, but not limited to, the requirements for a stockholder to bring business before a stockholders’ meeting;

•	Clarify that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting and must represent that it will be present at such meeting in order for a stockholder proposal to be brought before the meeting; and

•	Clarify that, in addition to the requirements contained in the Bylaws for what information must be included in the advance notice of stockholder proposals, a proposing stockholder must also comply with all applicable requirements of the Exchange Act and the DGCL with respect to any stockholder proposal and business that may be sought to be brought before an annual meeting of stockholders.

•	Amend the provisions related to the advance notice of director nominations required to be provided by stockholders seeking to propose director nominees for consideration at a stockholders’ meeting, including, but not limited to, revisions to:

•	Further specify the information required to be provided by nominating stockholders and associated persons, including persons acting in concert therewith, persons who are members of any Schedule 13D group with such nominating stockholders and persons who are participants in any solicitation of proxies by such nominating stockholders in respect of the director nominations proposed, in their advance notice of nominations of candidates for election to the Board, including, but not limited to, information about such persons, including their ownership, direct and indirect, in the Company’s securities, including any derivative interests and any agreements with respect thereto;

•	Further specify the information required to be provided about the person(s) being nominated for election to the Board, including, but not limited to, the following:

•	all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder giving the notice or other associated persons were the “registrant” for purposes of such rule and the proposed nominee was a director or executive officer of such registrant,

•	a description in reasonable detail of any and all agreements, arrangements and/or understandings, written or oral, between each proposed nominee and any person or entity (other than the Company) with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such proposed nominee’s service or action as a member of the Board; and

•	a description in reasonable detail of any and all litigation, whether or not judicially resolved, settled or dismissed, relating to the proposed nominee’s past or current service on the board of directors (or similar governing body) of any corporation, limited liability company, partnership, trust or any other entity where a legal complaint filed in any state or federal court located within the United States alleges that the proposed nominee committed any act constituting (a) a breach of fiduciary duties, (b) misconduct, (c) fraud, (d) breaches of confidentiality obligations, and/or (e) a breach of the entity’s code of conduct applicable to directors;

•	Specify that in the case of a special meeting of stockholders called in accordance with the Bylaws for the purpose of electing directors, or in the event that the date of the annual meeting of stockholders is more than thirty (30) calendar days before or more than sixty (60) calendar days after the one-year anniversary date of the immediately preceding year’s annual meeting of stockholders, or if the Company did not hold an annual meeting (or a special meeting in lieu thereof) in the preceding fiscal year, notice by the stockholder of a director nomination to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the ninetieth (90th) calendar day prior to such stockholders’ meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such stockholders’ meeting was first made;

•	Clarify the requirement for the nominating stockholder to, from time to time, update and supplement the information provided by such stockholder in its advance notice of director nominations and to include a provision that allows the Company, the Board or any duly authorized committee thereof to request the nominating stockholder or a proposed director nominee to provide written verification of the information submitted by the stockholder;

•	Specify the agreements, arrangements and understandings, written or oral, (a) between or among any nominating stockholders or (b) between or among any nominating stockholders and any other person or entity (including their names) in connection with the proposal of a director nomination by a nominating stockholder, that are required to be disclosed in a stockholder’s advance notice of director nominations to be brought before a stockholders’ meeting;

•	Specify that notwithstanding any notice of the stockholders’ meeting sent to stockholders on behalf of the Company, a stockholder must provide its own notice of a director nomination to the Secretary of the Company which complies with the Bylaws;

•	Clarify certain procedural matters relating to the proposal of a director nomination by a stockholder including, but not limited to, the prerequisites for a stockholder to bring a director nomination before a stockholders’ meeting;

•	Provide that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting and must represent that it will be present at such meeting in order for a proposed director nomination to be brought before the meeting; and

•	Clarify that, in addition to the requirements contained in the Bylaws for what information must be included in the advance notice of director nominations, a proposing stockholder must also comply with all applicable requirements of the Exchange Act and the DGCL with respect to any director nomination that may be sought to be brought before a stockholders’ meeting.

•	Delete the provisions related to the information that was required to be provided in a stockholder’s request that the Board fix a record date for a corporate action or actions that the stockholder seeks to have the stockholders take by written consent.

•	Clarify, in light of a recent ruling by the Delaware Chancery Court in a litigation proceeding that did not involve the Company, that, consistent with Section 141(k) of the DGCL and except as otherwise provided in the DGCL, any director or the entire Board of Directors may be removed, with or without cause, by the holders of not less than a majority of the outstanding shares of stock of the Company then entitled to vote at an election of directors.

•	Provide more detailed procedural provisions with respect to stockholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, and proxies for such meetings.

•	Clarify that the indemnification that the Company provides to its directors, officers and other agents is to the fullest extent permitted by applicable law except as specifically limited by the Second Restated Certificate of Incorporation or the Bylaws. In connection with such amendments, provisions have been added to the Bylaws to clarify the type of proceedings that are indemnified, the expenses that are indemnifiable, actions that are in an “official capacity” and actions “at the request of the Company.” In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide a specific time period by which the advancement needs to be made and to clarify the statutorily-required undertaking that may be required from an indemnified person regarding repayment of the amounts advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company. Further, provisions were added to the Bylaws to limit the obligation of the Company to indemnify any person in connection with any proceeding under the enumerated circumstances described in the Bylaws. Other provisions provide a process for the Company’s Board to determine that indemnification is proper in a particular circumstance in accordance with applicable law, including the provisions contained in Section 145 of the DGCL, provide that the indemnification provided by the Bylaws is not exclusive of other indemnification that may be provided to the director or officer, provide that the conduct of one indemnified person will not be imputed to another, provide that duplicate payments will not be made to indemnified persons, and provide that the Company shall be subrogated to all rights of recovery of any person entitled to indemnification.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, defining certain terms and the capitalization of such defined terms, and the inclusion of specific references to the DGCL and the Second Restated Certificate of Incorporation.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on January 26, 2016, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Lifetime Brands, Inc., as adopted by the Board of Directors on January 26, 2016

10.1	Form of Amended and Restated Director’s and Officer’s Indemnification Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Ronald Shiftan
Ronald Shiftan
Chief Operating Officer and Vice Chairman of the Board of Directors

Date: January 27, 2016

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Lifetime Brands, Inc., as adopted by the Board of Directors on January 26, 2016

10.1	Form of Amended and Restated Director’s and Officer’s Indemnification Agreement